AMENDMENT NO. 2 TO ASSET PURCHASE AGREEMENT

THIS AMENDMENT NO. 2 TO ASSET PURCHASE AGREEMENT, dated as of the 3rd day of October, 2006 (the “Amendment”) by the below executing parties, hereby amends the Asset Purchase Agreement (as amended from time to time, the “Agreement”) dated as of July 14, 2006, entered into by and among Tactical Air Defense Services, Inc. (“Parent”), Genesis Aviation Acquisition Inc., Resource Financial Aviation Holdings Inc., and OneSource Aviation Acquisition Inc. each a Nevada corporation and wholly owned subsidiary of Parent (each a “Subsidiary”, the Subsidiaries and Parent are each sometimes referred to herein as a “Purchaser”) as Purchasers and AeroGroup Incorporated, a Utah corporation (“AeroGroup”) and its wholly owned subsidiaries, Genesis Acquisition, Inc., Resource Financial Holdings Acquisition, Inc., and OneSource Acquisition, Inc., each a Delaware corporation, as sellers (each individually a “Seller Subsidiary”, the Seller Subsidiaries and AeroGroup each being sometimes referred to herein as a “Seller”), which Agreement was amended by the parties on August 22, 2005 (“Amendment No. 1”). All capitalized terms not otherwise defined herein shall have the meanings set forth in the Agreement.

WHEREAS, the parties originally agreed to consummate the transaction within 75 days of the date of the Agreement, and further conditioned upon, among other things, completion of the consolidated audited financial statements and appointment of the Interim Management to the board and as officers of Parent and obtaining several government Permits as set forth in Section 4(e) of the Agreement; and

WHEREAS, the parties have completed due diligence, have appointed the Interim Management, have obtained two of the three necessary government permits as required under the Agreement, and wish to extend the Termination Date of the Agreement to November 15, 2006, so that the remaining conditions to Closing of the parties can be satisfied;

NOW THEREFORE, it is agreed:

1. Section 3 of the Agreement is hereby amended to be and read as follows:

“3. Closing.

The closing of the transactions contemplated herein (the “Closing”) shall be held at the offices of Hodgson Russ LLP, 60 East 42nd Street, 37th Floor, New York, New York 10165, at 10:00 a.m. (local time) on the earlier of the fifth business day after the satisfaction or waiver of the conditions set forth in Sections 7 and 8 hereof, or on such other date as may be agreed upon by the parties (the date on which the Closing actually takes place shall be referred to as the “Closing Date”); provided, that if the Closing shall not have occurred prior to November 15, 2006 (the “Termination Date”), either party shall be entitled to terminate this Agreement without any liability whatsoever to any party. However, in the event a party shall have caused a delay in closing the transaction contemplated hereby by its failure to perform any covenant hereunder, such party shall not be entitled to terminate this Agreement as provided herein until the expiration of a period following such date corresponding to the period of the delay so caused. The Closing shall be deemed effective as of the opening of business on the Closing Date. The Termination Date may only be extended by consent of AeroGroup and Parent.

2. The Agreement is and shall remain and continue in full force and effect in all other respects, without prejudice.

3. This Amendment may be signed in one or more counterparts.

[Signature Pages Follow]

COUNTERPART SIGNATURE PAGE TO AMENDMENT TO ASSET PURCHASE AGREEMENT, DATED AS OF OCTOBER 3, 2006

IN WITNESS WHEREOF, the parties hereto, intending to be bound hereby, have caused this Amendment to Asset Purchase Agreement to be executed the day and year first above written.

SELLERS:

AEROGROUP INCORPORATED

By:	/s/ Mark T. Daniels
Name: Mark T. Daniels
Title: President

GENESIS ACQUISITION, INC.

By:	/s/ Mark T. Daniels
Name: Mark T. Daniels
Title: President

RESOURCE FINANCIAL HOLDINGS ACQUISITION, INC.

By:	/s/ Mark T. Daniels
Name: Mark T. Daniels
Title: President

ONESOURCE ACQUISITION, INC.

By:	/s/ Mark T. Daniels
Name: Mark T. Daniels
Title: President

COUNTERPART SIGNATURE PAGE TO AMENDMENT TO ASSET PURCHASE AGREEMENT, DATED AS OF OCTOBER 3, 2006.

IN WITNESS WHEREOF, the parties hereto, intending to be bound hereby, have caused this Amendment to Asset Purchase Agreement to be executed the day and year first above written.

PURCHASERS:

TACTICAL AIR DEFENSE SERVICES, INC.

By:	/s/ John Riley Farley
Name: John Riley Farley
Title: Vice President, Chief Financial Officer

GENESIS AVIATION ACQUISITION INC.

By:	/s/ John Riley Farley
Name: John Riley Farley
Title: Vice President, Chief Financial Officer

RESOURCE FINANCIAL AVIATION HOLDINGS INC.

By:	/s/ John Riley Farley
Name: John Riley Farley
Title: Vice President, Chief Financial Officer

ONESOURCE AVIATION ACQUISITION INC.

By:	/s/ John Riley Farley
Name: John Riley Farley
Title: Vice President, Chief Financial Officer

Consented and agreed to on behalf of the foregoing entities:

/s/ Derick Sinclair
Derick Sinclair